EXHIBIT 10.29


                     SUBCONTRACT FOR FUND ADMINISTRATIVE SERVICES


     This Subcontract for Fund Administrative Services ("Subcontract") is made as of October 1, 1996 between FRANKLIN ADVISERS, INC., a California corporation, hereinafter called the "Investment Manager," and FRANKLIN TEMPLETON SERVICES, INC. (the "Administrator").

     In consideration of the mutual agreements herein made, the Administrator and the Investment Manager understand and agree as follows:

I. Prime Contract.

This Subcontract is made in order to assist the Investment Manager in fulfilling certain of the Investment Manager's obligations under each investment management and investment advisory agreement ("Agreement") between the Investment Manager and each Investment Company listed on Exhibit A, ("Investment Company") with respect to each Fund listed on Exhibit A ("Fund"). This Subcontract is subject to the terms of each Agreement, which is incorporated herein by reference.

II. Subcontractual Provisions.

     (1) The Administrator agrees, during the life of this Agreement, to provide the following services to each Fund:

          (a) providing office space, telephone, office equipment and supplies for the Fund;

          (b) providing trading desk facilities for the Fund, unless these facilities are provided by the Fund's investment adviser;

          (c) authorizing expenditures and approving bills for payment on behalf of the Fund;

          (d) supervising preparation of periodic reports to shareholders, notices of dividends, capital gains distributions and tax credits; and attending to routine correspondence and other communications with individual shareholders when asked to do so by the Fund's shareholder servicing agent or other agents of the Fund;

          (e) coordinating the daily pricing of the Fund's investment portfolio, including collecting quotations from pricing services engaged by the Fund; providing fund accounting services, including preparing and supervising publication of daily net asset value quotations, periodic earnings reports and other financial data; and coordinating trade settlements;

          (f) monitoring relationships with organizations serving the Fund, including custodians, transfer agents, public accounting firms, law firms, printers and other third party service providers;

          (g) supervising compliance by the Fund with recordkeeping requirements under the federal securities laws, including the 1940 Act and the rules and regulations thereunder, and under other applicable state and federal laws; and maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent);

          (h) preparing and filing of tax reports including the Fund's income tax returns, and monitoring the Fund's compliance with subchapter M of the Internal Revenue Code, as amended, and other applicable tax laws and regulations;

          (i) monitoring the Fund's compliance with: 1940 Act and other federal securities laws, and rules and regulations thereunder; state and foreign laws and regulations applicable to the operation of investment companies; the Fund's investment objectives, policies and restrictions; and the Code of Ethics and other policies adopted by the Investment Company's Board of Trustees or Directors ("Board") or by the Fund's investment adviser and applicable to the Fund;

          (j) providing executive, clerical and secretarial personnel needed to carry out the above responsibilities;

          (k)  preparing  and  filing  regulatory  reports,   including  without
     limitation Forms N-1A and NSAR, proxy statements, information statements and U.S. and foreign ownership reports; and

          (l) providing support services incidental to carrying out these duties.

Nothing in this Agreement shall obligate the Investment Company or any Fund to pay any compensation to the officers of the Investment Company. Nothing in this Agreement shall obligate FTS to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Fund to perform services on behalf of the Fund.

     (2) The Investment Manager agrees to pay to the Administrator as compensation for such services a monthly fee equal on an annual basis to 0.15% of the first $200 million of the average daily net assets of each Fund during the month preceding each payment, reduced as follows: on such net assets in excess of $200 million up to $700 million, a monthly fee equal on an annual basis to 0.135%; on such net assets in excess of $700 million up to $1.2 billion, a monthly fee equal on an annual basis to 0.1%; and on such net assets in excess of $1.2 billion, a monthly fee equal on an annual basis to 0.075%.

     (3) This Subcontract shall become effective on the date written above and shall continue in effect as to each Investment Company and each Fund so long as
(1) the Agreement  applicable to the Investment Company or Fund is in effect and
(2) this Subcontract is not terminated. This Subcontract will terminate as to any Investment Company or Fund immediately upon the termination of the Agreement applicable to the Investment Company or Fund, and may in addition be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party.

     (4) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its duties and obligations hereunder, the Administrator shall not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Subcontract to be executed by their duly authorized officers.


FRANKLIN ADVISERS, INC.


By:         _____________________________
            Deborah R. Gatzek
Title:      Vice President
            & Assistant Secretary



FRANKLIN TEMPLETON SERVICES, INC.


By:         _____________________________
            Harmon E. Burns
Title:      Executive Vice President




                     SUBCONTRACT FOR FUND ADMINISTRATIVE SERVICES
                                     BETWEEN
                             FRANKLIN ADVISERS, INC.
                                       AND
                        FRANKLIN TEMPLETON SERVICES, INC.

                                    EXHIBIT A

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INVESTMENT COMPANY                              SERIES ---(IF APPLICABLE)
--------------------------------------------------------------------------------
Franklin High Income Trust           AGE High Income Fund

Franklin Asset Allocation Fund

Franklin California Tax-Free Income
Fund, Inc.

Franklin California Tax-Free Trust   Franklin California Insured Tax-Free Income
                                     Fund
                                     Franklin California Tax-Exempt Money Fund
                                     Franklin California Intermediate-Term
                                     Tax-Free  Income Fund

Franklin Custodian Funds, Inc.       Growth Series
                                     Utilities Series
                                     Dynatech Series
                                     Income Series
                                     U.S. Government Securities Series

Franklin Equity Fund

Franklin Federal Tax-Free Income
Fund

Franklin Gold Fund

Franklin Government Securities Trust

Franklin Investors Securities Trust  Franklin Short-Intermediate U.S. Gov't
                                     Securities Fund
                                     Franklin Convertible Securities Fund
                                     Franklin Equity Income Fund

Franklin Municipal Securities Trust  Franklin Hawaii Municipal Bond Fund
                                     Franklin California High Yield Municipal Fund
                                     Franklin Washington Municipal Bond Fund
                                     Franklin Tennessee Municipal Bond Fund
                                     Franklin Arkansas Municipal Bond Fund

Franklin New York Tax-Free Trust     Franklin New York Tax-Exempt Money Fund
                                     Franklin New York Insured Tax-Free Income Fund
Franklin Tax-Advantaged
International Bond Fund

Franklin Tax-Advantaged U.S.
Government Securities Fund
--------------------------------------------------------------------------------
INVESTMENT COMPANY                              SERIES ---(IF APPLICABLE)
--------------------------------------------------------------------------------

Franklin Tax-Advantaged High Yield
Securities Fund.

Franklin Real Estate Securities      Franklin Real Estate Securities Fund
Trust

Franklin Strategic Mortgage
Portfolio

Franklin Strategic Series            Franklin California Growth Fund
                                     Franklin Strategic Income Fund
                                     Franklin MidCap Growth Fund
                                     Franklin Global Utilities Fund
                                     Franklin Small Cap Growth Fund
                                     Franklin Global Health Care Fund
                                     Franklin Natural Resources Fund
                                     Franklin Blue Chip Fund

Franklin Tax-Exempt Money Fund

Franklin Tax-Free Trust              Franklin Massachusetts Insured Tax-Free
                                     Income  Fund
                                     Franklin Michigan Insured Tax-Free Income Fund
                                     Franklin Minnesota Insured Tax-Free Income
                                     Fund
                                     Franklin Insured Tax-Free Income Fund
                                     Franklin Ohio Insured Tax-Free Income Fund
                                     Franklin Puerto Rico Tax-Free Income Fund
                                     Franklin Arizona Tax-Free Income Fund
                                     Franklin Colorado Tax-Free Income Fund
                                     Franklin Georgia Tax-Free Income Fund
                                     Franklin Pennsylvania Tax-Free Income Fund
                                     Franklin High Yield Tax-Free Income Fund
                                     Franklin Missouri Tax-Free Income Fund
                                     Franklin Oregon Tax-Free Income Fund
                                     Franklin Texas Tax-Free Income Fund
                                     Franklin Virginia Tax-Free Income Fund
                                     Franklin Alabama Tax-Free Income Fund
                                     Franklin Florida Tax-Free Income Fund
                                     Franklin Indiana Tax-Free Income Fund
                                     Franklin Louisiana Tax-Free Income Fund
                                     Franklin Maryland Tax-Free Income Fund
                                     Franklin North Carolina Tax-Free Income Fund
                                     Franklin New Jersey Tax-Free Income Fund
                                     Franklin Kentucky Tax-Free Income Fund
                                     Franklin Federal Intermediate-Term Tax-Free
                                     Income Fund
                                     Franklin Arizona Insured Tax-Free Income Fund
                                     Franklin Florida Insured Tax-Free Income Fund
                                     Franklin Michigan Tax-Free Income Fund

--------------------------------------------------------------------------------
INVESTMENT COMPANY                              SERIES ---(IF APPLICABLE)
--------------------------------------------------------------------------------

Institutional Fiduciary Trust        Franklin U.S. Treasury Money Market Portfolio
                                     Franklin U.S. Government Agency Money Market
                                     Fund

MidCap Growth Portfolio


CLOSED END FUNDS:

Franklin Multi-Income Trust

Franklin Principal Maturity Trust

Franklin Universal Trust
--------------------------------------------------------------------------------